UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2016

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On February 29, 2016, Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), McGraw Hill Financial, Inc., a New York corporation (“MHFI”), and McGraw Hill Financial European Holdings (Luxembourg) S.à.r.l., a Luxembourg private limited liability company (“MHFE”, and, together with MHFI, the “Sellers”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which ICE would acquire all of the outstanding shares of capital stock or other ownership interests, as applicable, of each of Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), a New York corporation and wholly owned subsidiary of MHFI, and Credit Market Analysis Limited (“CMA”), a limited company formed under the laws of England and Wales and a wholly owned subsidiary of MHFE (the “Transaction”). The Transaction is subject to the satisfaction or waiver of customary closing conditions, including required regulatory approvals.

Under the terms of the Purchase Agreement, ICE has agreed to pay a purchase price at the closing of the Transaction, which ICE can elect to satisfy in either cash or shares of ICE common stock (the “Purchaser Share Issuance Election”). Pursuant to the terms of the Purchase Agreement, ICE’s election must be made no later than the fifth business day prior to the anticipated closing date. In the event of a Purchaser Share Issuance Election, the number of shares of ICE common stock delivered at closing will be based on the sum of (i) a base transaction consideration plus (ii) adjustments for changes in cash, working capital and other items, divided by the volume-weighted average price of one share of ICE’s common stock over the 10 consecutive trading days ending two trading days before the closing date.

In the event of a Purchaser Share Issuance Election, the issuance of shares of ICE common stock to the Sellers in connection with the Transaction will be made pursuant to a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01     Regulation FD Disclosure.

On March 1, 2016, ICE issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached to this report as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. ICE cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the benefits of the Transaction, including future financial results, ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s filings with the SEC. These risks and uncertainties include, without limitation, the following: the inability to close the Transaction in a timely manner; the failure to satisfy conditions to completion of the Transaction, including receipt of required regulatory and other approvals; the failure of the Transaction to close for any other reason; the possibility that any of the anticipated benefits of the Transaction will not be realized; the risk that integration of SPSE and CMA’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of retaining key employees; the effect of the announcement of the Transaction on the respective business relationships of ICE, SPSE or CMA; operating results and business generally; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; actions taken or conditions imposed by the United States and foreign governments or regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of ICE, as described in ICE’s filings with the SEC that are available on the SEC’s web site located at www.sec.gov, including the section entitled “Risk Factors” in ICE’s Form 10–K for the fiscal year ended December 31, 2015, as filed with the SEC on February 4, 2016. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclose material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: March 1, 2016	By:	/s/ Scott A. Hill
Scott A. Hill
Chief Financial Officer